Exhibit 10.4

AMENDMENT

TO

PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”), dated as of March 6, 2024, by and between Unique Logistics International, Inc., a Nevada corporation (the “Maker”), and Unique Logistics Holdings Limited, a Hong Kong corporation (“ULHL”), or its successors, assigns or other subsequent noteholder, as the case may be (the “Noteholder”).

Reference is hereby made to that certain Promissory Note dated February 21, 2023, issued by the Maker in favor of ULHL in the original principal amount of $1,000,000 (the “Note”); all capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Note.

WHEREAS, the Maker and ULHL desire hereby to amend the Note to provide for, among other things, the foregoing upon the terms and conditions set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

ARTICLE I: AMENDMENT OF AGREEMENT

Section 1.1 Amendments. Subject to the terms and conditions contained herein, Maker and ULHL hereby amend the Note as follows:

1.1.1 The “Principal Amount” of the Note shall be hereby amended to provide for a Principal Amount of $1,053,000.

1.1.2 The definition of “Maturity Date” appearing in Section 1.1 of the Note shall be hereby amended by elimination of “the second anniversary of the date hereof” and insertion in lieu thereof of “June 30, 2025.” All references to the Maturity Date hereafter shall refer to June 30, 2025.

ARTICLE II: MISCELLANEOUS

Section 2.1 Miscellaneous Provisions Governing this Amendment.

2.1.1 Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

2.1.2 All references to the “Note” shall mean the Note as hereby amended.

2.1.3 This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

2.1.4 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

2.1.5 This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note and the transactions contemplated hereby, shall be governed by the laws of the State of New York, without regard to any conflict of law provisions thereof.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

MAKER

Unique Logistics International, Inc., a Nevada corporation

By:
Name:
Title:

ULHL/NOTEHOLDER:

Unique Logistics Holdings Limited, a Hong Kong corporation

By:
Name:
Title:

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